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                                                                    Exhibit 23.1

                       [DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-67928 of International Game Technology on Form S-4 of our report dated November 16, 2001, appearing in the Annual Report on Form 10-K of International Game Technology for the year ended September 29, 2001.

/s/ DELOITTE & TOUCHE LLP

December 28, 2001